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SUPPLEMENT DATED NOVEMBER 3, 2010

TO THE PROSPECTUS DATED MAY 1, 2010 OF

FRANKLIN ZERO COUPON FUND – 2010 (Fund)

(a series of Franklin Templeton Variable Insurance Products Trust (Trust))

At a regular meeting of the Board of Trustees of the Trust (Board) held on October 19, 2010, the Board adopted a Plan of Liquidation and Dissolution of Franklin Zero Coupon Fund – 2010, in connection with the Fund’s upcoming stated maturity date of December 17, 2010 (Target Date).

On the Target Date, the Fund will be converted into cash.  At least 30 days prior to the Target Date, contract owners will be notified and given the opportunity to select another investment option.  If the contract owner does not complete an instruction form directing what should be done with the cash proceeds, the proceeds will be automatically invested in a money market fund available under the contract and the contract owners will be notified of such event.

The Target Date, liquidation and dissolution may be delayed if there are unforeseen circumstances.

Please retain this supplement with your prospectus for reference.